[Final Draft: (New York) October 22, 1999]

                     Robbins Resource Recovery Partners L.P.
                        c/o Foster Wheeler Robbins, Inc.,
                               its General Partner
                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000

                                                          As of October 15, 1999

Holders of 1994 Bonds (as defined
  below),  all as listed on
  Schedule I attached to this
  letter agreement
c/o CIBC World Markets Corp.
425 Lexington Avenue
34th Floor
New York, New York  10017

Re:  Robbins Resource Recovery Partners, L.P. ("RRRP") Restructuring Agreement

Dear Sirs:

     This restructuring agreement (the "Restructuring Agreement") sets forth the agreement among Foster Wheeler Corporation ("FWC"), RRRP, RRRP Robbins, Inc. f/k/a Foster Wheeler Robbins, Inc. ( "FWR"), RRRP Illinois, Inc. f/k/a Foster Wheeler Illinois, Inc. ("FWI"), Foster Wheeler Power Systems, Inc. ("FWPS") and RRRP Midwest, Inc. f/k/a Foster Wheeler Midwest, Inc. ("FWM" and, collectively with FWC, RRRP, FWR, FWI and FWPS, and each of their respective successors in interest, the "FW Parties"), and each of the entities listed on Schedule I hereto (each, a "Bondholder" and, collectively, the "Bondholders") in its capacity as the beneficial owner of certain of the currently outstanding (i) $16,000,000 Village of Robbins, Cook County, Illinois Resource Recovery Revenue Bonds (Robbins Resource Recovery Partners, L.P. Project) 8.375% Series 1994A Consenting Term Bonds due October 15, 2010, (ii) $218,550,000 Village of Robbins, Cook County, Illinois Resource Recovery Revenue Bonds (Robbins Resource Recovery Partners, L.P. Project) 8.375% Series 1994A Consenting Term Bonds due October 15, 2016, (iii) $85,200,000 Village of Robbins, Cook County, Illinois Resource Recovery Revenue Bonds (Robbins Resource Recovery Partners, L.P. Project) 8.375% Series 1994B Consenting Term Bonds due October 15, 2016, and
(iv) $250,000 Village of Robbins, Cook County, Illinois Resource Recovery Revenue Bonds (Robbins Resource Recovery Partners, L.P. Project) Series 1994A (collectively, the "1994 Bonds") issued by the Village of Robbins, Cook County, Illinois (the "Issuer"), regarding the principal terms and conditions of a restructuring of the 1994 Bonds and the obligations of the FW Parties in respect thereof (the "Restructuring") to be effected through a joint prepackaged plan of reorganization (the "Plan") under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Prepetition Solicitation Memorandum and Disclosure Statement, dated October 25, 1999, relating to a Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by FWR, RRRP and FWI, a copy of which is annexed hereto (the "Memorandum"). The FW Parties, together with the Bondholders, are collectively referred to as the "Parties".

1.   Restructuring and Solicitation

     (a) The terms and conditions of the Restructuring as agreed among the Parties are set forth in the Memorandum, the Plan and the Plan Documents (as defined in the Plan) (collectively, the "Restructuring Documents"), copies of which are attached hereto and incorporated herein and made a part of this Restructuring Agreement. References in this Restructuring Agreement to the term "Restructuring Documents" include revisions thereto approved by the Consenting Bondholders (as defined below) in accordance with the terms of Section 4(a) hereof.

     (b) Upon the execution of this Restructuring Agreement by each of the FW Parties and the Bondholders, (i) FWR, FWI and RRRP shall solicit acceptances of the Restructuring Documents (the "Acceptances") from the beneficial holders of the 1994 Bonds pursuant to the Memorandum and (ii) each Bondholder which executes this Restructuring Agreement shall be obligated hereby to accept the Restructuring Documents, which Acceptances shall constitute votes to (x) accept the Plan, and (y) grant the Approvals (as defined in the Memorandum).

     (c) If Acceptances are received from the beneficial owners of 1994 Bonds in number and holding an aggregate amount of claims outstanding in respect of the 1994 Bonds sufficient to satisfy the requirements of
          Section 1126(c) of the Bankruptcy Code (the "Required Holders"), then FWR, FWI and RRRP shall commence Chapter 11 cases to effectuate the Restructuring (the "Chapter 11 Cases") and such Acceptances shall be binding in connection with the Chapter 11 Cases (such Acceptances by the Required Holders and the approval of the Bankruptcy Court are collectively referred to as the "Authorizations").

2.   Representations of Each Party

     Each of the FW Parties hereby represents and warrants severally and not jointly to each Bondholder and each Bondholder hereby represents and warrants severally and not jointly to each of the FW Parties that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to carry on the business in which it is engaged, to own its property, to execute this Restructuring Agreement and, subject to receipt of the Authorizations, to consummate the transactions contemplated by this Restructuring Agreement and the Restructuring Documents; (ii) the execution, delivery and performance of this Restructuring Agreement and the Restructuring Documents have been duly authorized by all necessary corporate or other actions; and (iii) no proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would materially adversely affect its ability to enter into this Restructuring Agreement or to perform its obligations under this Restructuring Agreement or the Restructuring Documents.

3.   Bondholder Representations

     Each Bondholder represents severally and not jointly to each of the FW Parties that, as of the date of this Restructuring Agreement:

     (a) it has the sole ability to vote or cause to be voted no less than the principal amount of the 1994 Bonds set forth next to such Bondholder's name on Schedule I attached hereto (with regard to the respective Bondholders, the "Relevant 1994 Bonds");

     (b) it has valid title to the Relevant 1994 Bonds, free and clear of all liens, security interests and other encumbrances of any kind, other than liens, security interests and encumbrances which would not prevent it from performing under this Restructuring Agreement or the Restructuring Documents; and

     (c) it is a sophisticated investor with sufficient knowledge and experience to evaluate properly the terms and conditions of this Restructuring Agreement and the Restructuring Documents; it has made its own analysis and decision to enter into this Restructuring Agreement and has obtained such independent advice in this regard as it deemed appropriate; it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and it has not relied in its analysis or decision on any other person other than its own independent advisors.

4.   Bondholder Covenants and Consents

     Each Bondholder agrees, subject to Sections 6 and 7 hereof, that during the term of this Restructuring Agreement:

     (a) it (x) will vote (or cause to be voted) its claims in respect of its Relevant 1994 Bonds to accept the Plan and the Plan Documents, give the Approvals, and take (or cause to be taken) such other actions as may be required by the Restructuring Documents, including, without limitation execution of the Plan Voting Stipulation, all in accordance with the terms and conditions set forth in the Restructuring Documents and (y) notwithstanding any provisions of the Restructuring Documents to the contrary, will not change or withdraw (or cause to be changed or withdrawn) such vote(s), provided that the terms of the Plan and the Plan Documents are substantially consistent with the terms set forth in the Restructuring Documents, as modified by any revisions thereto that have been agreed to by such Bondholder (each, a "Consenting Bondholder") after the date hereof;

     (b) it will not (x) support or encourage, directly or indirectly, any financial restructuring concerning RRRP, FWR, FWI or the 1994 Bonds, other than as set forth in the Restructuring Documents, or (y) oppose the confirmation of the Plan or take any action inconsistent with the Restructuring Documents, provided that the terms of the Restructuring are substantially consistent with the terms as set forth in the Restructuring Documents, as modified by any revisions thereto referred to in Section 4(a);

     (c) it will not sell, transfer, pledge, or assign any of the Relevant 1994 Bonds or any voting interest therein during the term of this Restructuring Agreement, except to an assignee that agrees in writing prior to such acquisition, pledge or assignment to be bound by all the terms of this Restructuring Agreement, as if such assignee had originally executed this Restructuring Agreement with respect to the Relevant 1994 Bonds being acquired by such assignee. Any sale, transfer or assignment of the Relevant 1994 Bonds or any voting interest therein during the term of this Restructuring Agreement that is not in compliance with the provisions hereof shall be void ab initio; and

     (d) it will consent to the use of Cash Collateral (as defined in 11. U.S.C. Section 363) by FWR, RRRP and FWI on substantially the terms and conditions set forth in the order attached hereto, unless modified with the consents of FWR, RRRP, FWI, CIBC and FWC.

This Restructuring Agreement relates only to the rights of the Bondholders in their capacity as the beneficial owners of the 1994 Bonds and does not affect or limit any rights or claims any Bondholder may have in any other capacity, except as a registered holder thereof.

5.   FW Parties Covenants

     Subject to the FW Parties' right to terminate the Restructuring Agreement pursuant to Section 6 hereof and receipt by FWC of the consent of the lenders under the Senior Credit Facilities (as hereinafter defined):

     (a) each of the FW Parties agrees that during the term of this Restructuring Agreement it will use its best efforts to effectuate the Restructuring on the terms and conditions and pursuant to the relevant deadlines established in this Restructuring Agreement and the Restructuring Documents, including, but not limited to, executing any documents or instruments necessary to effectuate the Restructuring; provided, however, that the FW Parties shall not be required to file the Chapter 11 Cases unless they have received Acceptances from at least the Required Holders; and

     (b) subject to the receipt by FWR, RRRP and FWI of Acceptances from the Required Holders:

          (i) if prior to the Petition Date there are insufficient funds in any fund, account, or sub-account established under the 1994 Indenture to pay the outstanding fees and expenses of the professionals of the Debtors, the Steering Committee, the Trustee and the Village and to provide such professionals with reasonable retainers for the pendency of the Chapter 11 Cases, then FWC shall loan to the Debtors at such time up to one million dollars to fund such deficits, which amount shall be repaid to FWC pursuant to Section 5.04(b)(i)(C)(iii) of the Second Amended Indenture, or, if the Second Amended Indenture does not become effective by the time limit set forth in Section 6(a)(i)(x) hereof, then such amounts shall be repaid pursuant to Section 5.04(b)(i)(B)(1)(iv) of the 1994 Indenture; and

          (ii) if on the Effective Date there are insufficient funds in any fund, account, subaccount established under either the 1994 Indenture or the Second Amended Indenture to pay Administrative Claims, Priority Tax Claims and Classified Priority Claims under the Plan, then FWC shall loan to the Debtors up to one million dollars, less any amounts advanced pursuant to section (b)(i) of this paragraph 5, to fund such deficits, which amount shall be repaid to FWC pursuant to Section 5.04(b)(i)(C)(iii) of the Second Amended Indenture.

6.   Termination

     (a) Each Bondholder's obligations hereunder shall terminate upon the occurrence of any Termination Event (as defined below) set forth in any of the subparagraphs of this Section 6(a), other than subparagraph
          (v), unless the occurrence of such Termination Event is waived in writing by such Bondholder. The FW Parties' obligations hereunder shall terminate upon the occurrence of any Termination Event set forth in any of the subparagraphs of this Section 6(a), other than subparagraph (iii), unless the occurrence of such Termination Event is waived in writing by the FW Parties.

          For the purposes hereof, a "Termination Event" shall occur:

          (i) at the earlier of (x) 5:00 p.m. (New York City time) on the date that is the first anniversary of the date of this Restructuring Agreement or (y) the Effective Date of the Plan;

          (ii) if FWR, RRRP and FWI commence the Chapter 11 Cases at any time without (x) FWR, RRRP and FWI having received Acceptances from at least the Required Holders, (y) the Issuer (A) having passed the 1999 Exchange Bond Ordinance (as defined in the Second Amended Indenture) and (B) having executed the Plan Voting Stipulation and those Exhibits hereto to which it is a party, or (z) FWC having received the consents of the lenders under the Senior Credit Facilities necessary to effect the Restructuring.

               "Senior Credit Facilities" means (a) the $270,000,000 Revolving Credit Agreement, dated as of February 12, 1999, among FWC, the guarantors signatory thereto (Foster Wheeler USA Corporation, Foster Wheeler Energy International, Inc. and Foster Wheeler
               Energy Corporation), the lenders signatory thereto, Bank of America National Trust and Savings Association, as administrative agent, First Union National Bank, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent, and ABN AMRO Bank, N.V., First Union Capital Markets, Greenwich NatWest Structured Finance Inc. and TD Securities (USA) Inc., as arrangers and (b) the $90,000,000 Short Term Revolving Credit Agreement, dated as of February 12, 1999, among FWC, the guarantors signatory thereto (Foster Wheeler USA Corporation, Foster Wheeler Energy International, Inc. and Foster Wheeler Energy Corporation), the lenders signatory thereto, Bank of America National Trust and Savings Association, as administrative agent, First Union National Bank, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent, arranged by NationsBank Montgomery Securities LLC as lead arranger, and ABN AMRO Bank, N.V., First Union Capital Markets, Greenwich NatWest Structured Finance Inc. and TD Securities (USA) Inc., as arrangers.

          (iii)if any of the FW Parties shall have disclaimed in writing its intention to pursue the Restructuring or has otherwise materially breached this Restructuring Agreement and shall not have cured any such breach within 30 days of receiving written notice thereof;

          (iv) if any of FWR, FWI or RRRP is the subject of an involuntary petition or other proceedings under any insolvency statute in any jurisdiction (other than the Chapter 11 Cases and other than an involuntary proceeding commenced by a holder of 1994 Bonds (a "1994 Bondholder"), an affiliate of any 1994 Bondholder, or any person acting at the direction of a 1994 Bondholder or an affiliate of a 1994 Bondholder); provided, however, that the filing of an involuntary petition under the Bankruptcy Code shall not be deemed to be a Termination Event if the Effective Date of the Plan occurs on or before the date set forth in Section 6(a)(i)(x) above;

          (v) if any of the Bondholders shall have disclaimed in writing its intention to pursue the Restructuring or has otherwise materially breached this Restructuring Agreement and shall not have cured any such breach within 30 days of receiving written notice thereof; or

          (vi) upon a Determination of Taxability (as defined in the 1994 Indenture).

     (b) Upon the occurrence of a Termination Event (other than as set forth in subparagraph (v) of Section 6(a)), each Bondholder, in its sole discretion and without limiting its other rights, may change or withdraw (or cause to be changed or withdrawn) any votes previously cast by it in favor of the Plan and Plan Documents and revoke any consents given in connection therewith. None of the FW Parties will contest any such decision by a Bondholder to change or withdraw its vote or to oppose approval of the Plan and Plan Documents by reason of such Termination Event, and will consent to any motion filed by a Bondholder (in such capacity) under Federal Rule of Bankruptcy Procedure 3018(a).

     (c) This Restructuring Agreement may be terminated by any of the FW Parties if (i) one or more Bondholders have withdrawn or changed their votes and consents pursuant to Section 4(a) or Section 6(b) or have breached this Restructuring Agreement, and as a result there are no longer Acceptances by at least the Required Holders or (ii) FWC does not receive the consents of the lenders under the Senior Credit Facilities necessary to effect the Restructuring.

     (d) None of the Bondholders shall have any liability to any other Party hereto or to any other person in respect of any termination of this Restructuring Agreement in accordance with the terms hereof, including, without limitation, Section 10 hereof, other than a termination in accordance with subparagraph (a)(v) of this Section 6. None of the FW Parties shall have any liability to any other Party hereto or to any other person in respect of any termination of this Restructuring Agreement in accordance with the terms hereof, other than a termination in accordance with subparagraph (a)(iii) of this
          Section 6 and in which case FWC shall  continue to be obligated  under
          Section 5(ii) hereof.

7.   Further Acquisition of Securities

     This Restructuring Agreement shall in no way be construed to preclude any Bondholder from acquiring additional 1994 Bonds. However, any such additional 1994 Bonds so acquired by any Bondholder shall automatically be deemed to be Relevant 1994 Bonds of such Bondholder and to be subject to all of the terms of this Restructuring Agreement. This Restructuring Agreement shall in no way be construed to preclude any Bondholder from acquiring any other claims against or securities of any of the FW Parties. However, each Bondholder severally and not jointly agrees that it will vote or exercise (or cause to be voted or exercised) any such claims or additional securities in favor of the Restructuring for so long as this Restructuring Agreement remains in effect (subject to receipt of appropriate solicitation materials). The 1994 Bonds and the 1999 Bonds will not be traded on an established securities market, as such phrase is defined in
Section 1273 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, during the 60 day period ending 30 days after the issue date of the 1999 Bonds pursuant to the bankruptcy proceeding in connection with the issuance of the 1999 Bonds.

8.   Suspension of Obligations

     The Bondholders hereby agree during the pendency of this Restructuring Agreement that, except for rights expressly provided to the Bondholders in the Plan and the Plan Documents as attached to this Restructuring Agreement or as amended pursuant to Section 9 hereof, they will, except with respect to interest payable on the 1994 Bonds on October 15, 1999: (a) forbear (the "Forbearance") from taking any action in connection with the non-payment of any and all interest payments required to be paid on the 1994 Bonds; (b) not make, pursue, or enforce any claims or demands, and instruct the Trustee not to make, pursue, or enforce any claims or demands, against any FW Party on account of any claims, damages, or advance payments thereof payable under the Existing Operating Agreement (including, without limitation, any "Performance Damages" or "Advance Damages" (as such terms are defined in the Existing Operating Agreement)), the Additional Credit Support Facility Agreement between RRRP and FWC, dated as of September 15, 1996, or any guarantees thereof (the "Standstill"); (c) instruct the Trustee not to take any action to accelerate or otherwise pursue remedies in connection with any actions prohibited pursuant to the Forbearance and/or the Standstill; and (d) support any motions or pleadings which any of the FW Parties may file with the Bankruptcy Court having jurisdiction over the Chapter 11 Cases or with any court of competent jurisdiction seeking to obtain any order or orders extending the Forbearance and/or the Standstill to additional holders of the 1994 Bonds. The FW Parties hereby agree during the pendency of this Restructuring Agreement that, except for rights expressly provided to the FW Parties in the Plan and Plan Documents as attached to this Restructuring Agreement or as amended pursuant to Section 9 hereof, they will not take any actions in connection with the 1994 Bonds.

9.   Amendments

     Except as otherwise provided herein, this Restructuring Agreement may not be modified, amended or supplemented except in writing signed by each of the signing Parties or their assignees.

10.  Several and Not Joint

     Notwithstanding anything herein to the contrary, or in any document or instrument executed and delivered in connection herewith, the Parties agree that the representations, warranties, obligations, liabilities and indemnities of each Bondholder hereunder shall be several and not joint, and no Bondholder shall have any liability hereunder for any breach by any other Bondholder of any obligation of such Bondholder set forth herein.

11.  Publicity

     The Parties agree that all public announcements of the entry into or the terms and conditions of this Restructuring Agreement shall be mutually acceptable to each of the FW Parties and the Bondholders; provided, however, that nothing herein shall prevent FWC from making any public disclosure as may be required by law or regulation.

12.  No Third Party Beneficiaries; Separate Responsibilities

     This Restructuring Agreement is only for the benefit of the undersigned Parties and nothing in this Restructuring Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity, other than such persons or entities, any rights or remedies under or by reason of, and no person or entity, other than such persons or entities, is entitled to rely in any way upon, this Restructuring Agreement.

13.  Governing Law; Jurisdiction

     This Restructuring Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Restructuring Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that, subject to the following sentence, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Restructuring Agreement or for the recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York. Nothing in this section shall limit the authority of the Bankruptcy Court to hear any matter arising under, arising in or related to the Chapter 11 Cases.

14.  Waiver of Jury Trial

     THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN THE PARTIES UNDER THIS RESTRUCTURING AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

15.  Specific Performance

     It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Restructuring Agreement by any of the Parties and each of the non-breaching Parties shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

16.  Survival

     Notwithstanding  (i) the sale of the Relevant 1994 Bonds in accordance with
Section 4(c), or (ii) the termination of each Bondholder's and each of the FW Parties' obligations hereunder in accordance with Section 6 hereof, the agreements and obligations of the Bondholders and the FW Parties in Sections 6(b), and 13-15 shall survive such termination and shall continue in full force and effect for the benefit of the applicable Parties in accordance with the terms hereof.

17.  Headings

     The  headings  of  the  Sections,   paragraphs  and   subsections  of  this
Restructuring Agreement are inserted for convenience only and shall not affect the interpretation hereof.

18.  Successors and Assigns

     This  Restructuring  Agreement  shall bind and enure to the  benefit of the
Parties   and  their   respective   successors,   assigns,   heirs,   executors,
administrators and representatives.

19.  Prior Negotiations

     This Restructuring Agreement (including the Restructuring Documents) constitutes the entire agreement between the Parties with respect to the subject matter hereof except as otherwise expressly agreed in writing executed by or on behalf of all of the Parties hereto, and supersedes all prior agreements, understandings, negotiations and discussions with respect to the subject matter hereof. There are no promises, undertakings, representations or warranties by any of the Parties not expressly set forth or referred to herein or therein.

20.  Counterparts

     This Restructuring Agreement (and any modifications, amendments, supplements or waivers in respect hereof) may be executed in one or more counterparts by manual or facsimile signature of each undersigned Party, and all such counterparts shall be deemed to constitute one and the same instrument.

21.  Notice Provisions

     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by confirmed facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

If to each Bondholder:

To the address set forth
for each Bondholder on
Schedule I attached hereto

with copies to:

CIBC World Markets Corp.                            McDermott, Will & Emery
425 Lexington Avenue, 3rd Floor                     227 West Monroe Street
New York, New York 10017                            Chicago, Illinois 60606-5096
Attn.: J.T. Atkins                                  Attn.: David D. Cleary, Esq.
Facsimile: (212) 885-4916                           Facsimile: (312) 984-7700

If to RRRP:

Robbins Resource Recovery Partners, L.P.
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

If to FWC:

Foster Wheeler Corporation
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

If to FWPS:

Foster Wheeler Power Systems, Inc.
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

If to FWR:

RRRP Robbins, Inc.
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

If to FWI:

RRRP Illinois, Inc.
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

If to FWM:

RRRP Midwest, Inc.
Perryville Corporate Park
Service Road East 173
Clinton, New Jersey 08809-4000
Attn.: General Counsel
Facsimile: (908) 713-2953

with respect to FWC and FWPS, in each case with copies to:

White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attn.: Andrew DeNatale, Esq.
Facsimile: (212) 354-8113

with respect to FWR, RRRP, FWI and FWM, in each case with copies to:

Greenberg Traurig
222 Delaware Avenue
15th Floor
Wilmington, Delaware 19899
Attn.: Scott D. Cousins, Esq.
Facsimile: (302) 655-4899

22.  Further Assurances

     Subject to all legal and regulatory restrictions, from and after the date hereof, each of the Parties covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the Parties may reasonably deem necessary from time to time (at the requesting Party's expense) to carry out the intent and purposes of this Restructuring Agreement and to consummate the transactions contemplated hereby.

23.  Consideration

     It is hereby acknowledged by the Parties hereto that no monetary consideration has been paid to the holders of the 1994 Bonds for this Restructuring Agreement and that all consideration to be received by the holders of the 1994 Bonds for this Restructuring Agreement is set forth in this Restructuring Agreement and the Restructuring Documents.

24.  Confirmation

     Please confirm your agreement with the foregoing by signing and returning the enclosed copy of this Restructuring Agreement to the undersigned.

                                                   Very truly yours,

                                       ROBBINS RESOURCE RECOVERY PARTNERS, L.P.,
                                          by RRRP Robbins, Inc.,
                                          its general partner
                                       By:/s/Peter D. Rose
                                          --------------------------------------
                                          Name:  Peter D. Rose
                                          Title: Vice President

Accepted and Agreed as
of the date first written above

FOSTER WHEELER CORPORATION             RRRP ROBBINS, INC.

By:/s/Steven I. Weinstein              By:/s/Peter D. Rose
   -------------------------------        --------------------------------------
     Name:  Steven I. Weinstein           Name:  Peter D. Rose
     Title:  Vice President and           Title: Vice President
             Deputy General Counsel

RRRP ILLINOIS, INC.                    FOSTER WHEELER POWER SYSTEMS, INC.

By:/s/Peter D. Rose                    By:/s/  Peter D. Rose
   -------------------------------        --------------------------------------
   Name:  Peter D. Rose                   Name:  Peter D. Rose
   Title:    Vice President               Title:    Vice President

RRRP MIDWEST, INC.

By:/s/Peter D. Rose
   -------------------------------
    Name:  Peter D. Rose
    Title:    Vice President

                                       PRUDENTIAL MUNICIPAL BOND FUND HIGH
                                         INCOME SERIES

                                       By:  The Prudential Investment
                                              Corporation, as Investment Advisor

                                       By:/s/Peter J. Allegrini
                                          --------------------------------------
                                          Name:              Peter J. Allegrini
                                          Its:               Vice President
                                          Principal Amount:  $14,000,000

                            [Restructuring Agreement]

                                       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                       By:/s/Thomas J. Kenny
                                          --------------------------------------
                                          Name:  Thomas J. Kenny
                                          Title: SVP

                                          Principal Amount of 1994 Bonds
                                            Beneficially Owned:  $202,375,000.00

                                       VAN KAMPEN TAX FREE HIGH INCOME FUND*

                                       By:/s/Peter W. Hegel
                                          --------------------------------------
                                          Name:              Peter W. Hegel
                                          Its:               Vice President
                                          Principal Amount:  $11,000,000

*As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax Free Trust (the "Trust") dated as of May 10, 1995 and further amended (under which the Trust is organized as a business trust under the laws of the State of Delaware and the Van Kampen Tax Free High Income Fund (the "Series") is organized as a series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.

                                       VAN KAMPEN MUNICIPAL INCOME FUND*

                                       By:/s/Peter W. Hegel
                                          --------------------------------------
                                          Name:              Peter W. Hegel
                                          Its:               Vice President
                                          Principal Amount:  $10,500,000

*As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax Free Trust (the "Trust") dated as of May 10, 1995 and further amended (under which the Trust is organized as a business trust under the laws of the State of Delaware and the Van Kampen Municipal Income Fund (the "Series") is organized as a series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.

                                       VAN KAMPEN HIGH YIELD MUNICIPAL FUND*

                                       By:/s/Peter W. Hegel
                                          --------------------------------------
                                          Name:              Peter W. Hegel
                                          Its:               Vice President
                                          Principal Amount:  $4,100,000

*As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax-Exempt Trust (the "Trust") dated as of May 10, 1995, as amended and restated as of June 21, 1995 and subsequently amended (under which the Trust is organized as a business trust under the laws of the State of Delaware and the Van Kampen High Yield Municipal Fund (the "Series") is organized as a series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.

                                       VAN KAMPEN INVESTMENT GRADE MUNICIPAL
                                         TRUST*

                                       By:/s/Peter W. Hegel
                                          --------------------------------------
                                          Name:              Peter W. Hegel
                                          Its:               Vice President
                                          Principal Amount:  $500,000

*As provided for in Section 5.5 of the Declaration of Trust as amended of the Van Kampen Investment Grade Municipal Trust (the "Trust") (under which the Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts), the shareholders, trustees, officers, employees, and other agents of the Trust shall not personally be bound by or liable for the matters set forth herein, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

                                       Capital Research and Management Company
                                         on behalf of

                                       AMERICAN HIGH INCOME MUNICIPAL BOND FUND

                                       By:/s/Michael Downer
                                          --------------------------------------
                                          Name:              Michael J. Downer
                                          Its:               Secretary
                                          Principal Amount:  $

                      [EXHIBITS TO RESTRUCTURING AGREEMENT
                             INTENTIONALLY OMITTED]